Exhibit A

                                                            OGE Energy Corp.
                                                    Consolidating Statement of Income
                                                      Year Ended December 31, 1999

                                                       OGE       Oklahoma Gas
(dollars in thousands except per share data)          Energy     and Electric     Enogex      Origen        OGE
                                                       Corp.       Company         Inc.        Inc.    Capital Trust
                                                    -----------  -------------  -----------  --------  -------------
OPERATING REVENUES................................  $      -     $  1,286,844   $1,086,027   $    78   $        -

OPERATING EXPENSES:
  Fuel............................................         -          350,814          -         -              -
  Purchased power.................................         -          249,203          -         -              -
  Gas and electricity purchased for resale........         -              -        831,309       -              -
  Other operation and maintenance.................      (6,171)       253,312      132,556     2,538            -
  Depreciation....................................       4,326        119,059       41,633        23            -
  Taxes other than income.........................       1,845         44,892        9,417        28            -
                                                    -----------  -------------  -----------  --------  -------------
    Total operating expenses......................         -        1,017,280    1,014,915     2,589            -
                                                    -----------  -------------  -----------  --------  -------------
OPERATING INCOME..................................         -          269,564       71,112    (2,511)           -

OTHER INCOME (EXPENSES):
  Interest charges................................     (17,232)       (45,939)     (42,463)      (89)        (3,357)
  Other, net......................................       5,648            381        2,848      (116)         3,357
  Income from subsidiaries........................     159,074            -            -         -              -
                                                    -----------  -------------  -----------  --------  -------------
    Total other income (expenses).. ..............     147,490        (45,558)     (39,615)     (205)           -
                                                    -----------  -------------  -----------  --------  -------------
EARNINGS BEFORE INCOME TAXES......................     147,490        224,006       31,497    (2,716)           -

PROVISION (BENEFIT) FOR INCOME TAXES..............      (3,769)        84,965        9,834    (1,086)           -
                                                    -----------  -------------  -----------  --------  -------------
NET INCOME (LOSS).................................  $  151,259   $    139,041   $   21,663   $(1,630)  $        -
                                                    ===========  =============  ===========  ========  =============
AVERAGE COMMON SHARES
  OUTSTANDING (thousands).........................      77,916

EARNINGS PER AVERAGE
  COMMON SHARE....................................  $     1.94


                                                                        OGE
                                                    Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  -------------
OPERATING REVENUES................................  $   (200,515)  $  2,172,434

OPERATING EXPENSES:
  Fuel............................................       (41,487)       309,327
  Purchased power.................................           -          249,203
  Gas and electricity purchased for resale........      (159,028)       672,281
  Other operation and maintenance.................           -          382,235
  Depreciation....................................           -          165,041
  Taxes other than income.........................           -           56,182
                                                    -------------  -------------
    Total operating expenses......................      (200,515)     1,834,269
                                                    -------------  -------------
OPERATING INCOME..................................           -          338,165

OTHER INCOME (EXPENSES):
  Interest charges................................         8,801       (100,279)
  Other, net......................................        (8,801)         3,317
  Income from subsidiaries........................      (159,074)           -
                                                    -------------  -------------
    Total other income (expenses).. ..............      (159,074)       (96,962)
                                                    -------------  -------------
EARNINGS BEFORE INCOME TAXES......................      (159,074)       241,203

PROVISION (BENEFIT) FOR INCOME TAXES..............           -           89,944
                                                    -------------  -------------
NET INCOME (LOSS).................................  $   (159,074)  $    151,259
                                                    =============  =============
AVERAGE COMMON SHARES
  OUTSTANDING (thousands).........................                       77,916

EARNINGS PER AVERAGE
  COMMON SHARE....................................                 $       1.94


Exhibit A


                                                                      OGE Energy Corp.
                                                         Consolidating Statement of Retained Earnings
                                                                Year Ended December 31, 1999


                                                       OGE       Oklahoma Gas
(dollars in thousands)                                Energy     and Electric     Enogex     Origen        OGE       Consolidating
                                                       Corp.       Company         Inc.       Inc.    Capital Trust   Adjustments
                                                    -----------  -------------  ----------  --------  -------------  -------------
BALANCE AT BEGINNING OF PERIOD....................  $  529,768   $    341,125   $  20,601   $(1,914)  $        -     $   (359,812)

ADD - net income (loss)...........................     151,259        139,041      21,663    (1,630)           -         (159,074)
                                                    -----------  -------------  ----------  --------  -------------  -------------
    Total.........................................     681,027        480,166      42,264    (3,544)           -         (518,886)

OTHER CHARGES TO RETAINED EARNINGS................         -              -           -          18            -              (18)

DEDUCT:
  Cash dividends declared
    on common stock...............................     103,495        103,475       2,550       -              -         (106,025)
                                                    -----------  -------------  ----------  --------  -------------  -------------
BALANCE AT END OF PERIOD..........................  $  577,532   $    376,691   $  39,714   $(3,526)  $        -     $   (412,879)
                                                    ===========  =============  ==========  ========  =============  =============


                                                         OGE
(dollars in thousands)                              Consolidated
                                                     Statements
                                                    ------------
BALANCE AT BEGINNING OF PERIOD....................  $   529,768

ADD - net income (loss)...........................      151,259
                                                    ------------
    Total.........................................      681,027

OTHER CHARGES TO RETAINED EARNINGS................          -

DEDUCT:
  Cash dividends declared
    on common stock...............................      103,495
                                                    ------------
BALANCE AT END OF PERIOD..........................  $   577,532
                                                    ============

Exhibit A

                                                                  OGE Energy Corp.
                                                             Consolidating Balance Sheet
                                                                 December 31, 1999

                                                 OGE       Oklahoma Gas
(dollars in thousands)                          Energy     and Electric     Enogex      Origen        OGE       Consolidating
                                                 Corp.       Company         Inc.        Inc.    Capital Trust   Adjustments
                                              -----------  -------------  -----------  --------  -------------  -------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents................   $      -     $      1,779   $    5,441   $    51   $        -     $        -
  Accounts receivable - customers,
    less reserve of $5,270.................          -           96,212      167,496       -              -              -
  Accounts receivable - affiliates.........      469,529            -          6,997       -          209,548       (686,074)
  Accrued utility revenues.................          -           40,200          -         -              -              -
  Accounts receivable-other................          -            8,074        2,344        44            -              -
  Fuel inventories, at LIFO cost...........          -           75,465       41,720       -              -              -
  Materials and supplies, at average cost..        2,085         30,311        6,798       -              -              -
  Prepayments and other....................        3,451          3,100       10,360       -              -              -
  Accumulated deferred tax assets..........          101          7,681          947       -              -              -
                                              -----------  -------------  -----------  --------  -------------  -------------
    Total current assets...................      475,166        262,822      242,103        95        209,548       (686,074)

OTHER PROPERTY AND INVESTMENTS, at cost....    1,336,368         12,731        2,521     2,577            -       (1,323,185)
PROPERTY, PLANT & EQUIPMENT:
  In service...............................       35,596      3,747,690    1,426,497       -              -              -
  Construction work in progress............       24,107         15,575       16,871       -              -              -
                                              -----------  -------------  -----------  --------  -------------  -------------
    Total property, plant and equipment....       59,703      3,763,265    1,443,368       -              -              -
      Less accumulated depreciation........        6,348      1,810,898      207,103       -              -              -
                                              -----------  -------------  -----------  --------  -------------  -------------
  Net property, plant and equipment........       53,355      1,952,367    1,236,265       -              -              -
DEFERRED CHARGES:
  Advance payments for gas.................          -           11,800          -         -              -              -
  Income taxes recoverable through
    future rates...........................          -           39,692          -         -              -              -
  Other....................................        9,376         41,248       42,559       -              -              -
                                              -----------  -------------  -----------  --------  -------------  -------------
    Total deferred charges.................        9,376         92,740       42,559       -              -              -
                                              -----------  -------------  -----------  --------  -------------  -------------

TOTAL ASSETS...............................   $1,874,265   $  2,320,660   $1,523,448   $ 2,672   $    209,548   $ (2,009,259)
                                              ===========  =============  ===========  ========  =============  =============

                                                  OGE
(dollars in thousands)                        Consolidated
                                               Statements
                                              ------------
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents................   $     7,271
  Accounts receivable - customers,
    less reserve of $5,270.................       263,708
  Accounts receivable - affiliates.........           -
  Accrued utility revenues.................        40,200
  Accounts receivable-other................        10,462
  Fuel inventories, at LIFO cost...........       117,185
  Materials and supplies, at average cost..        39,194
  Prepayments and other....................        16,911
  Accumulated deferred tax assets..........         8,729
                                              ------------
    Total current assets...................       503,660

OTHER PROPERTY AND INVESTMENTS, at cost....        31,012
PROPERTY, PLANT & EQUIPMENT:
  In service...............................     5,209,783
  Construction work in progress............        56,553
                                              ------------
    Total property, plant and equipment....     5,266,336
      Less accumulated depreciation........     2,024,349
                                              ------------
  Net property, plant and equipment........     3,241,987
DEFERRED CHARGES:
  Advance payments for gas.................        11,800
  Income taxes recoverable through
    future rates...........................        39,692
  Other....................................        93,183
                                              ------------
    Total deferred charges.................       144,675
                                              ------------

TOTAL ASSETS...............................   $ 3,921,334
                                              ============

Exhibit A

                                                                  OGE Energy Corp.
                                                             Consolidating Balance Sheet
                                                                 December 31, 1999


                                                       OGE       Oklahoma Gas
(dollars in thousands)                                Energy     and Electric     Enogex      Origen       OGE        Consolidating
                                                       Corp.       Company         Inc.       Inc.     Capital Trust   Adjustments
                                                    -----------  -------------  -----------  --------  -------------  -------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term debt.................................  $  589,100   $        -     $      -     $   -     $        -     $        -
  Accounts payable - affiliates...................     210,254         75,674      398,961     1,185            -         (686,074)
  Accounts payable - other........................       2,674         36,231      122,278       -              -              -
  Dividends payable...............................      25,889            -            -         -              -              -
  Customers' deposits.............................         -           22,137            1       -              -              -
  Accrued taxes...................................      15,711         19,545        5,959       -              -              -
  Accrued interest................................         938         14,573        9,322       -            3,358            -
  Long-term debt due within one year..............         -          110,000       59,000       -              -              -
  Other...........................................       4,794         20,893       14,374        84            -              -
                                                    -----------  -------------  -----------  --------  -------------  -------------
    Total current liabilities.....................     849,360        299,053      609,895     1,269          3,358       (686,074)

LONG-TERM DEBT....................................         -          593,045      347,487       -          200,000            -

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation .........        (286)        14,886        2,086       -              -              -
  Accumulated deferred income taxes...............       2,786        450,028      113,395       (72)           -
  Accumulated deferred investment tax credits.....         -           62,578          -         -              -              -
  Other...........................................       3,026         11,933       24,202       -              -              -
                                                    -----------  -------------  -----------  --------  -------------  -------------
    Total deferred credits and other liabilities..       5,526        539,425      139,683       (72)           -              -

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................     441,847        512,446      386,669     5,001          6,190       (910,306)
  Retained earnings...............................     577,532        376,691       39,714    (3,526)           -         (412,879)
                                                    -----------  -------------  -----------  --------  -------------  -------------
    Total stockholders' equity....................   1,019,379        889,137      426,383     1,475          6,190     (1,323,185)
                                                    -----------  -------------  -----------  --------  -------------  -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $1,874,265   $  2,320,660   $1,523,448   $ 2,672   $    209,548   $ (2,009 259)
                                                    ===========  =============  ===========  ========  =============  =============



                                                         OGE
(dollars in thousands)                              Consolidated
                                                     Statements
                                                    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Short-term debt.................................  $   589,100
  Accounts payable - affiliates...................          -
  Accounts payable - other........................      161,183
  Dividends payable...............................       25,889
  Customers' deposits.............................       22,138
  Accrued taxes...................................       41,215
  Accrued interest................................       28,191
  Long-term debt due within one year..............      169,000
  Other...........................................       40,145
                                                    ------------
    Total current liabilities.....................    1,076,861

LONG-TERM DEBT....................................    1,140,532

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation .........       16,686
  Accumulated deferred income taxes...............      566,137
  Accumulated deferred investment tax credits.....       62,578
  Other...........................................       39,161
                                                    ------------
    Total deferred credits and other liabilities..      684,562

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................      441,847
  Retained earnings...............................      577,532
                                                    ------------
    Total stockholders' equity....................    1,019,379
                                                    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $ 3,921 334
                                                    ============

Exhibit A

                                                                      Enogex Inc.
                                                          Consolidating Statement of Income
                                                            Year Ended December 31, 1999


                                                        Enogex          OGE          Enogex         Enogex         Enogex
(dollars in thousands)                      Enogex     Products        Energy      Exploration     Arkansas          Gas
                                             Inc.     Corporation  Resources Inc.  Corporation  Pipeline Corp.  Gathering LLC
                                           ---------  -----------  --------------  -----------  --------------  -------------
OPERATING REVENUES.......................  $ 20,330   $   70,472   $     756,390   $   25,557   $      40,309   $     76,630

OPERATING EXPENSES:
  Gas purchased for resale...............       -         39,293         742,352          -            28,690         27,366
  Other operation and maintenance........     4,874       24,107           7,958        9,580           6,414         17,327
  Depreciation...........................     7,571        3,835           1,550        7,306           2,679          8,649
  Taxes other than income................     1,660          787             289           40           1,157            387
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total operating expenses.............    14,105       68,022         752,149       16,926          38,940         53,729
                                           ---------  -----------  --------------  -----------  --------------  -------------
OPERATING INCOME.........................     6,225        2,450           4,241        8,631           1,369         22,901

OTHER INCOME (EXPENSES):
  Interest charges.......................   (16,278)         (23)           (359)         -            (5,889)          (707)
  Other, net.............................     3 678         (516)            840           17           2,054            195
  Income from subsidiaries...............    12,655          -               -            -               -              -
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total other income (expenses)........        55         (539)            481           17          (3,835)          (512)
                                           ---------  -----------  --------------  -----------  --------------  -------------
EARNINGS BEFORE INCOME TAXES.............     6,280        1,911           4,722        8,648          (2,466)        22,389

PROVISION (BENEFIT) FOR INCOME TAXES.....    (1,566)         379           1,842          629          (1,123)         8,609
                                           ---------  -----------  --------------  -----------  --------------  -------------
NET INCOME (LOSS)........................  $  7,846   $    1,532   $       2,880   $    8,019   $      (1,343)  $     13,780
                                           =========  ===========  ==============  ===========  ==============  =============




                                             Transok                      Enogex
(dollars in thousands)                       Holding    Consolidating  Consolidated
                                               LLC       Adjustments    Statements
                                           -----------  -------------  ------------
OPERATING REVENUES.......................  $  274,948   $   (178,609)  $ 1,086,027

OPERATING EXPENSES:
  Gas purchased for resale...............     173,346       (179,738)      831,309
  Other operation and maintenance........      62,298             (2)      132,556
  Depreciation...........................      10,043            -          41,633
  Taxes other than income................       5,097            -           9,417
                                           -----------  -------------  ------------
    Total operating expenses.............     250,784       (179,740)    1,014,915
                                           -----------  -------------  ------------
OPERATING INCOME.........................      24,164          1,131        71,112

OTHER INCOME (EXPENSES):
  Interest charges.......................     (22,318)         3,111       (42,463)
  Other, net.............................         764         (4,184)        2,848
  Income from subsidiaries...............         -          (12,655)          -
                                           -----------  -------------  ------------
    Total other income (expenses)........     (21,554)       (13,728)      (39,615)
                                           -----------  -------------  ------------
EARNINGS BEFORE INCOME TAXES.............       2,610        (12,597)       31,497

PROVISION (BENEFIT) FOR INCOME TAXES.....       1,041             23         9,834
                                           -----------  -------------  ------------
NET INCOME (LOSS)........................  $    1,569   $    (12,620)  $    21,663
                                           ===========  =============  ============

Exhibit A


                                                                       Enogex Inc.
                                                     Consolidating Statement of Retained Earnings
                                                            Year Ended December 31, 1999


                                                        Enogex          OGE          Enogex         Enogex         Enogex
(dollars in thousands)                      Enogex     Products        Energy      Exploration     Arkansas          Gas
                                             Inc.     Corporation  Resources Inc.  Corporation  Pipeline Corp.  Gathering LLC
                                           ---------  -----------  --------------  -----------  --------------  -------------
BALANCE AT BEGINNING OF PERIOD...........  $ 20,783   $    5,418   $         446   $   10,598   $      (1,300)  $      8,815

ADD - net income (loss)..................     7,846        1,532           2,880        8,019          (1,343)        13,780
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total................................    28,629        6,950           3,326       18,617          (2,643)        22,595

DEDUCT:
  Cash dividends declared
    on common stock......................     2,550          -               -            -               -              -
                                           ---------  -----------  --------------  -----------  --------------  -------------
BALANCE AT END OF PERIOD.................  $ 26,079   $    6,950   $       3,226   $   18,617   $      (2,643)  $     22,595
                                           =========  ===========  ==============  ===========  ==============  =============



                                             Transok                      Enogex
(dollars in thousands)                       Holding    Consolidating  Consolidated
                                               LLC       Adjustments    Statements
                                           -----------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD...........  $      -     $    (24,159)  $    20,601

ADD - net income (loss)..................       1,569        (12,620)       21,663
                                           -----------  -------------  ------------
    Total................................       1,569        (36,779)       42,264

DEDUCT:
  Cash dividends declared
    on common stock......................         -              -           2,550
                                           -----------  -------------  ------------
BALANCE AT END OF PERIOD.................  $    1,569   $    (36,779)  $    39,714
                                           ===========  =============  ============

Exhibit A

                                                                       Enogex Inc.
                                                             Consolidating Balance Sheet
                                                                 December 31, 1999


                                                        Enogex           OGE         Enogex         Enogex         Enogex
(dollars in thousands)                      Enogex     Products        Energy      Exploration     Arkansas          Gas
                                             Inc.     Corporation  Resources Inc.  Corporation  Pipeline Corp.  Gathering LLC
                                           ---------  -----------  --------------  -----------  --------------  -------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents..............  $    -     $    3,743   $       7,436   $      -     $       2,184   $        -
  Accounts receivable - customers,
    less reserve of $1,865...............     2,474       10,665          83,783        3,786           3,158          1,598
  Accounts receivable - affiliates.......   703,660          -            29,660          -               932          3,764
  Accounts receivable-other..............       241          201             -            -               756             (4)
  Fuel inventories, at LIFO cost.........    11,424        2,035           9,536          -               -              -
  Materials and supplies, at
    average cost.........................     2,979          258             -             15             579            -
  Prepayments and other..................     1,109          574           2,792          393              34            -
  Accumulated deferred tax assets........       597           38             236           76             -              -
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total current assets.................   722,484       17,514         133,443        4,270           7,643          5,358

OTHER PROPERTY AND INVESTMENTS, at cost..    61,693          -                49           64             -              -

PROPERTY, PLANT & EQUIPMENT:
  In service.............................   198,012       77,441           2,891       95,754         144,866        204,264
  Construction work in progress..........     1,290          769              48          -             1,005          3,061
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total property, plant and equipment..   199,302       78,210           2,939       95,754         145 871        207,325
      Less accumulated depreciation......    73,007       12,354             443       37,728           4,219         69,254
                                           ---------  -----------  --------------  -----------  --------------  -------------
  Net property, plant and equipment......   126,295       65,856           2,496       58,026         141,652        138,071

DEFERRED CHARGES                              1,081        4,957           4,541          265          10,866          6,726
                                           ---------  -----------  --------------  -----------  --------------  -------------
TOTAL ASSETS.............................  $911,553   $   88,327   $     140,529   $   62,625   $     160,161   $    150,155
                                           =========  ===========  ==============  ===========  ==============  =============


                                             Transok                      Enogex
(dollars in thousands)                       Holding    Consolidating  Consolidated
                                               LLC       Adjustments    Statements
                                           -----------  -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents..............  $      -     $     (7,922)  $     5,441
  Accounts receivable - customers,
    less reserve of $1,865...............      62,032            -         167,496
  Accounts receivable - affiliates.......         -         (731,019)        6,997
  Accounts receivable-other..............       1,150            -           2,344
  Fuel inventories, at LIFO cost.........      18,725            -          41,720
  Materials and supplies, at
    average cost.........................       2,967            -           6,798
  Prepayments and other..................       5,458            -          10,360
  Accumulated deferred tax assets........         -              -             947
                                           -----------  -------------  ------------
    Total current assets.................      90,332       (738,941)      242,103

OTHER PROPERTY AND INVESTMENTS, at cost..         -          (59,285)        2,521

PROPERTY, PLANT & EQUIPMENT:
  In service.............................     703,269            -       1,426,497
  Construction work in progress..........      10,698            -          16,871
                                           -----------  -------------  ------------
    Total property, plant and equipment..     713,967            -       1,443,368
      Less accumulated depreciation......      10,098            -         207,103
                                           -----------  -------------  ------------
  Net property, plant and equipment......     703,869            -       1,236,265

DEFERRED CHARGES                               14,207            (84)       42,559
                                           -----------  -------------  ------------
TOTAL ASSETS.............................  $  808,408   $   (798,310)  $ 1,523,448
                                           ===========  =============  ============

Exhibit A

                                                                      Enogex Inc.
                                                             Consolidating Balance Sheet
                                                                 December 31, 1999


                                                        Enogex           OGE          Enogex        Enogex         Enogex
(dollars in thousands)                      Enogex     Products        Energy      Exploration     Arkansas          Gas
                                             Inc.     Corporation  Resources Inc.  Corporation  Pipeline Corp.  Gathering LLC
                                           ---------  -----------  --------------  -----------  --------------  -------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates..........  $358,972   $   52,558   $      41,420   $   19,737   $      69,960   $     37,424
  Accounts payable - other...............     3,460        6,912          79,693          599           3,953            441
  Customers' deposits....................         1          -               -            -               -              -
  Accrued taxes..........................       687          501              79           12             111            348
  Accrued interest.......................     4,412          -               -            -               459            -
  Long-term debt due within one year.....    57,000          -               -            -             2,000            -
  Other..................................     4,735        1,759             622          517             -              318
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total current liabilities............   429,267       61,730         121,814       20,865          76,483         38,531

LONG-TERM DEBT...........................    93,000          -               -            -            81,487            -

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation.     1,928          -               105          -               -              -
  Accumulated deferred income taxes......    61,457        7,542             168       10,392           4,797            -
  Other..................................     9,751        8,392             115          -                36          1,492
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total deferred credits and other
      liabilities........................    73,136       15,934             388       10,392           4,833          1,492

STOCKHOLDERS' EQUITY:
  Common stockholders' equity............   290,171        3,713          15,001       12,751               1         87,537
  Retained earnings......................    26,079        6,950           3,326       18,617          (2,643)        22,595
                                           ---------  -----------  --------------  -----------  --------------  -------------
    Total stockholders' equity...........   316,250       10,663          18,327       31,368          (2,642)       110,132
                                           ---------  -----------  --------------  -----------  --------------  -------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY..................................  $911,553   $   88,327   $     140,529   $   62,625   $     160,161   $    150,155
                                           =========  ===========  ==============  ===========  ==============  =============



                                             Transok                      Enogex
(dollars in thousands)                       Holding    Consolidating  Consolidated
                                               LLC       Adjustments    Statements
                                           -----------  -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates..........  $  542,507   $   (723,517)  $   398,961
  Accounts payable - other...............      27,220            -         122,278
  Customers' deposits....................         -              -               1
  Accrued taxes..........................       4,221            -           5,959
  Accrued interest.......................       4,451            -           9,322
  Long-term debt due within one year.....         -              -          59,000
  Other..................................      21,848        (15,425)       14,374
                                           -----------  -------------  ------------
    Total current liabilities............     600,247       (738,942)      609,895

LONG-TERM DEBT...........................     173,000            -         347,487

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation.          53            -           2,086
  Accumulated deferred income taxes......      29,039            -         113,395
  Other..................................       4,500            (84)       24,202
                                           -----------  -------------  ------------
    Total deferred credits and other
      liabilities........................      33,592            (84)      139,683

STOCKHOLDERS' EQUITY:
  Common stockholders' equity............         -          (22,505)      386,669
  Retained earnings......................       1,569        (36,779)       39,714
                                           -----------  -------------  ------------
    Total stockholders' equity...........       1,569        (59,284)      426,383
                                           -----------  -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY..................................  $  808,408   $   (798,310)  $ 1,523,448
                                           ===========  =============  ============

Exhibit A

                                                                Enogex Products Corporation
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1999


                                                      Enogex                                  Todd       NuStar
(dollars in thousands)                               Products      Belvan       Belvan        Ranch       Joint
                                                    Corporation  Corporation  Partners LP  Partners LP   Venture
                                                    -----------  -----------  -----------  -----------  ---------
OPERATING REVENUES................................  $   29,228   $      -     $    8,936   $    2,850   $ 31,032

OPERATING EXPENSES:
  Gas purchased for resale........................      12,271          -          7,542        1,341     19,713
  Other operation and maintenance.................      18,800          234        1,139          180      3,995
  Depreciation....................................       1,159           20          523          216      1,917
  Taxes other than income.........................         344            7           94            6        336
                                                    -----------  -----------  -----------  -----------  ---------
    Total operating expenses......................      32,574          261        9,298        1,743     25,961
                                                    -----------  -----------  -----------  -----------  ---------
OPERATING INCOME..................................      (3,346)        (261)        (362)       1,107      5,071

OTHER INCOME (EXPENSES):
  Interest charges................................         -            -            -            -          (23)
  Other, net......................................         (33)          31          263          111        452
  Income from subsidiaries........................       5,290          -            -            -          -
                                                    -----------  -----------  -----------  -----------  ---------
    Total other income (expenses).................       5,257           31          263          111        429

EARNINGS BEFORE INCOME TAXES......................       1,911         (230)         (99)       1,218      5,500

PROVISIONS FOR INCOME TAXES.......................         379          -            -            -          -
                                                    -----------  -----------  -----------  -----------  ---------
NET INCOME (LOSS).................................  $    1,532   $     (230)  $      (99)  $    1,218   $  5,500
                                                    ===========  ===========  ===========  ===========  =========




(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
OPERATING REVENUES................................  $     (1,574)  $    70,472

OPERATING EXPENSES:
  Gas purchased for resale........................        (1,574)       39,293
  Other operation and maintenance.................          (241)       24,107
  Depreciation....................................           -           3,835
  Taxes other than income.........................           -             787
                                                    -------------  ------------
    Total operating expenses......................        (1,815)       68,022
                                                    -------------  ------------
OPERATING INCOME..................................           241         2,450

OTHER INCOME (EXPENSES):
  Interest charges................................           -             (23)
  Other, net......................................        (1,340)         (516)
  Income from subsidiaries........................        (5,290)          -
                                                    -------------  ------------
    Total other income (expenses).................        (6,630)         (539)

EARNINGS BEFORE INCOME TAXES......................        (6,389)        1,911

PROVISION FOR INCOME TAXES........................           -             379
                                                    -------------  ------------
NET INCOME (LOSS).................................  $     (6,389)  $     1,532
                                                    =============  ============

Exhibit A


                                                                 Enogex Products Corporation
                                                         Consolidating Statement of Retained Earnings
                                                                Year Ended December 31, 1999


                                                      Enogex                                  Todd       NuStar
(dollars in thousands)                               Products      Belvan       Belvan        Ranch       Joint
                                                    Corporation  Corporation  Partners LP  Partners LP   Venture
                                                    -----------  -----------  -----------  -----------  ---------
BALANCE AT BEGINNING OF PERIOD....................  $    5,418   $     (134)  $       36   $       14   $  3,394

ADD - net income (loss)...........................       1,532         (230)         (99)       1,218      5,500
                                                    -----------  -----------  -----------  -----------  ---------
BALANCE AT END OF PERIOD..........................  $    6,950   $     (364)  $      (63)  $    1,232   $  8,894
                                                    ===========  ===========  ===========  ===========  =========




(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $     (3,310)  $     5,418

ADD - net income (loss)...........................        (6,389)        1,532
                                                    -------------  ------------
BALANCE AT END OF PERIOD..........................  $     (9,699)  $     6,950
                                                    =============  ============

Exhibit A


                                                             Enogex Products Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1999


                                                      Enogex                                  Todd       NuStar
(dollars in thousands)                               Products      Belvan       Belvan        Ranch       Joint
                                                    Corporation  Corporation  Partners LP  Partners LP   Venture
                                                    -----------  -----------  -----------  -----------  ---------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $      -     $      830   $      -     $      -     $  3,614
  Accounts receivable - customers,
    less reserve of $500..........................       4,364        1,836          -            -        4,465
  Accounts receivable - affiliates................         -            -            -          1,830        -
  Accounts receivable-other.......................         198            1            1            1        -
  Fuel inventories, at LIFO cost..................       2,035          -            -            -          -
  Materials and supplies, at average cost.........         -            -            -            -          258
  Prepayments and other...........................         572          -            -            -            2
  Accumulated deferred tax assets.................          38          -            -            -          -
                                                    -----------  -----------  -----------  -----------  ---------
    Total current assets..........................       7,207        2,667            1        1,831      8,339

OTHER PROPERTY AND INVESTMENTS, at cost...........      47,475          135          -            -          -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................      23,244           70       10,915        1,769     41,443
  Construction work in progress...................          99          -            263            2        405
                                                    -----------  -----------  -----------  -----------  ---------
    Total property, plant and equipment...........      23,343           70       11,178        1,771     41,848
      Less accumulated depreciation...............       6,913           21          755          121      4,544
                                                    -----------  -----------  -----------  -----------  ---------
  Net property, plant and equipment...............      16,430           49       10,423        1,650     37,304

DEFERRED CHARGES..................................       1,797          252           23        1,947        938
                                                    -----------  -----------  -----------  -----------  ---------
TOTAL ASSETS......................................  $   72,909   $    3,103   $   10,447   $    5,428   $ 46,581
                                                    ===========  ===========  ===========  ===========  =========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $       (701)  $    3,743
  Accounts receivable - customers,
    less reserve of $500..........................           -         10,665
  Accounts receivable - affiliates................        (1,830)         -
  Accounts receivable-other.......................           -            201
  Fuel inventories, at LIFO cost..................           -          2,035
  Materials and supplies, at average cost.........           -            258
  Prepayments and other...........................           -            574
  Accumulated deferred tax assets.................           -             38
                                                    -------------  -----------
    Total current assets..........................        (2,531)      17,514

OTHER PROPERTY AND INVESTMENTS, at cost...........       (47,610)         -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................           -         77,441
  Construction work in progress...................           -            769
                                                    -------------  -----------
    Total property, plant and equipment...........           -         78,210
      Less accumulated depreciation...............           -         12,354
                                                    -------------  -----------
  Net property, plant and equipment...............           -         65,856

DEFERRED CHARGES..................................           -          4,957
                                                    -------------  -----------
TOTAL ASSETS......................................  $    (50,141)  $   88,327
                                                    =============  ===========

Exhibit A


                                                            Enogex Products Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1999


                                                      Enogex                                  Todd       NuStar
(dollars in thousands)                               Products      Belvan       Belvan        Ranch       Joint
                                                    Corporation  Corporation  Partners LP  Partners LP   Venture
                                                    -----------  -----------  -----------  -----------  ---------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $   51,262   $    1,296   $      -     $      -     $    -
  Accounts payable - other........................       1,421          911          -            -        4,580
  Accrued taxes...................................          91            1           83            2        324
  Other...........................................       1,877          866        1,006           34        509
                                                    -----------  -----------  -----------  -----------  ---------
    Total current liabilities.....................      54,651        3,074        1,089           36      5,413

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............       7,542          -            -            -          -
  Other...........................................          53           79           21            4        -
                                                    -----------  -----------  -----------  -----------  ---------
    Total deferred credits and other liabilities..       7,595           79           21            4        -

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................       3,713          314        9,400        4,156     32,274
  Retained earnings...............................       6,950         (364)         (63)       1,232      8,894
                                                    -----------  -----------  -----------  -----------  ---------
    Total stockholders' equity....................      10,663          (50)       9,337        5,388     41,168
                                                    -----------  -----------  -----------  -----------  ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $   72,909   $    3,103   $   10,447   $    5,428   $ 46,581
                                                    ===========  ===========  ===========  ===========  =========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $        -     $    52,558
  Accounts payable - other........................           -           6,912
  Accrued taxes...................................           -             501
  Other...........................................        (2,533)        1,759
                                                    -------------  ------------
    Total current liabilities.....................        (2,533)       61,730

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............           -           7,542
  Other...........................................         8,235         8,392
                                                    -------------  ------------
    Total deferred credits and other liabilities..         8,235        15,934

 STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................       (46,144)        3,713
  Retained earnings...............................        (9,699)        6,950
                                                    -------------  ------------
    Total stockholders' equity....................       (55,843)       10,663
                                                    -------------  ------------
TOTAL CAPITALIZATION AND LIABILITIES..............  $    (50,141)  $    88,327
                                                    =============  ============

Exhibit A

                                                           Enogex Arkansas Pipeline Corporation
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1999


                                                       Enogex        NOARK
(dollars in thousands)                                Arkansas      Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
OPERATING REVENUES................................  $         -     $ 40,309   $        -     $    40,309

OPERATING EXPENSES:
  Gas purchased for resale........................            -       28,690            -          28,690
  Other operation and maintenance.................          1,660      4,754            -           6,414
  Depreciation....................................            198      3,063           (582)        2,679
  Taxes other than income.........................            -        1,157            -           1,157
                                                    --------------  ---------  -------------  ------------
    Total operating expenses......................          1,858     37,664           (582)       38,940
                                                    --------------  ---------  -------------  ------------
OPERATING INCOME..................................         (1,858)     2,645            582         1,369

OTHER INCOME (EXPENSES):
  Interest charges................................           (425)    (6,259)           795        (5,889)
  Other, net......................................            365         49          1,640         2,054
  Income from subsidiaries........................         (1,447)       -            1,447           -
                                                    --------------  ---------  -------------  ------------
    Total other income (expenses).................         (1,507)    (6,210)         3,882        (3,835)

EARNINGS BEFORE INCOME TAXES......................         (3,365)    (3,565)         4,464        (2,466)

BENEFIT FOR INCOME TAXES..........................         (1,123)       -              -          (1,123)
                                                    --------------  ---------  -------------  ------------
NET INCOME (LOSS).................................  $      (2,242)  $ (3,565)  $      4,464   $    (1,343)
                                                    ==============  =========  =============  ============

Exhibit A


                                                            Enogex Arkansas Pipeline Corporation
                                                         Consolidating Statement of Retained Earnings
                                                                Year Ended December 31, 1999


                                                       Enogex        NOARK
(dollars in thousands)                                Arkansas      Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $      (1,300)  $ (4,114)  $      4,114   $    (1,300)

ADD - net income (loss)...........................         (2,242)    (3,565)         4,464        (1,343)
                                                    --------------  ---------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $      (3,542)  $ (7,679)  $      8,578   $    (2,643)
                                                    ==============  =========  =============  ============

Exhibit A


                                                        Enogex Arkansas Pipeline Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1999


                                                       Enogex        NOARK
(dollars in thousands)                                Arkansas      Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $         -     $  2,184   $        -     $     2,184
  Accounts receivable - customers.................            -        3,158            -           3,158
  Accounts receivable - affiliates................          2,725      1,101         (2,894)          932
  Accounts receivable-other.......................            756        -              -             756
  Materials and supplies, at average cost.........            -          579            -             579
  Prepayments and other...........................            -           34            -              34
                                                    --------------  ---------  -------------  ------------
    Total current assets..........................          3,481      7,056         (2,894)        7,643

OTHER PROPERTY AND INVESTMENTS, at cost...........         72,952        -          (72,952)          -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................             36    183,682        (38,852)      144,866
  Construction work in progress...................            -        1,005            -           1,005
                                                    --------------  ---------  -------------  ------------
    Total property, plant and equipment...........             36    184,687        (38,852)      145,871
      Less accumulated depreciation...............             22     20,205        (16,008)        4,219
                                                    --------------  ---------  -------------  ------------
  Net property, plant and equipment...............             14    164,482        (22,844)      141,652

DEFERRED CHARGES..................................            -       13,713         (2,847)       10,866
                                                    --------------  ---------  -------------  ------------
TOTAL ASSETS......................................  $      76,447   $185,251   $   (101,537)  $   160,161
                                                    ==============  =========  =============  ============

Exhibit A


                                                       Enogex Arkansas Pipeline Corporation
                                                             Consolidating Balance Sheet
                                                                 December 31, 1999


                                                       Enogex        NOARK
(dollars in thousands)                                Arkansas      Pipeline   Consolidating  Consolidated
                                                    Pipeline Corp.  System LP   Adjustments    Statements
                                                    --------------  ---------  -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $      69,960   $  2,894   $     (2,894)  $    69,960
  Accounts payable - other........................            -        3,953            -           3,953
  Accrued taxes...................................           (960)     1,071            -             111
  Accrued interest................................            -          459            -             459
  Long-term debt due within one year..............            -        2,000            -           2,000
                                                    --------------  ---------  -------------  ------------
    Total current liabilities.....................         69,000     10,377         (2,894)       76,483

LONG-TERM DEBT....................................          6,487     75,000            -          81,487

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accumulated deferred income taxes...............          4,797        -              -           4,797
  Other...........................................            -           36            -              36
                                                    --------------  ---------  -------------  ------------
    Total deferred credits and other liabilities..          4,797         36            -           4,833

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................           (295)   107,517       (107,221)            1
  Retained earnings...............................         (3,542)    (7,679)         8,578        (2,643)
                                                    --------------  ---------  -------------  ------------
    Total stockholders' equity....................         (3,837)    99,838        (98,643)       (2,642)
                                                    --------------  ---------  -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $      76,447   $185,251   $   (101,537)  $   160,161
                                                    ==============  =========  =============  ============

Exhibit A


                                                                 NOARK Pipeline System LP
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1999


                                                      NOARK       Ozark Gas                      NOARK      Ozark Gas     NOARK
(dollars in thousands)                               Pipeline    Transmission       AWP          Energy     Gathering    Pipeline
                                                     System LP       LLC            LLC       Services LLC     LLC     Finance LLC
                                                    -----------  ------------  -------------  ------------  ---------  -----------
OPERATING REVENUES................................  $      -     $    19,992   $        463   $    29,702   $ 24,908   $      -

OPERATING EXPENSES:
  Gas purchased for resale........................         -             244            -          40,757     22,445          -
  Other operation and maintenance.................         563         3,812             50             1        328          -
  Depreciation....................................         -           2,810             98           -          155          -
  Taxes other than income.........................           9         1,138             (4)          -           14          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total operating expenses......................         572         8,004            144        40,758     22,942          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
OPERATING INCOME..................................        (572)       11,988            319       (11,056)     1,966          -

OTHER INCOME (EXPENSES):
  Interest charges................................      (5,713)         (543)            (3)          -          -         (5,601)
  Other, net......................................          38             9            -             -            2        5,601
  Income from subsidiaries........................       2,682           -              -             -          -            -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total other income (expenses).................      (2,993)         (534)            (3)          -            2          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
NET INCOME (LOSS).................................  $   (3,565)  $    11,454   $        316   $   (11,056)  $  1,968   $      -
                                                    ===========  ============  =============  ============  =========  ===========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
OPERATING REVENUES................................  $    (34,756)  $    40,309

OPERATING EXPENSES:
  Gas purchased for resale........................       (34,756)       28,690
  Other operation and maintenance.................           -           4,754
  Depreciation....................................           -           3,063
  Taxes other than income.........................           -           1,157
                                                    -------------  ------------
    Total operating expenses......................       (34,756)       37,664
                                                    -------------  ------------
OPERATING INCOME..................................           -           2,645

OTHER INCOME (EXPENSES):
  Interest charges................................         5,601        (6,259)
  Other, net......................................        (5,601)           49
  Income from subsidiaries........................        (2,682)          -
                                                    -------------  ------------
    Total other income (expenses).................        (2,682)       (6,210)
                                                    -------------  ------------
NET INCOME (LOSS).................................  $     (2,682)  $    (3,565)
                                                    =============  ============

Exhibit A


                                                                 NOARK Pipeline System LP
                                                       Consolidating Statement of Retained Earnings
                                                               Year Ended December 31, 1999


                                                      NOARK       Ozark Gas                      NOARK      Ozark Gas     NOARK
(dollars in thousands)                               Pipeline    Transmission       AWP          Energy     Gathering    Pipeline
                                                     System LP       LLC            LLC       Services LLC     LLC     Finance LLC
                                                    -----------  ------------  -------------  ------------  ---------  -----------
BALANCE AT BEGINNING OF PERIOD....................  $   (4,114)  $     3,717   $         85   $    (1,932)  $    593   $      -

ADD - net income (loss)...........................      (3,565)       11,454            316       (11,056)     1,968          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
BALANCE AT END OF PERIOD..........................  $   (7,679)  $    15,171   $        401   $   (12,988)  $  2,561   $      -
                                                    ===========  ============  =============  ============  =========  ===========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $     (2,463)  $    (4,114)

ADD - net income (loss)...........................        (2,682)       (3,565)
                                                    -------------  ------------
BALANCE AT END OF PERIOD..........................  $     (5,145)  $    (7,679)
                                                    =============  ============

Exhibit A


                                                                 NOARK Pipeline System LP
                                                               Consolidating Balance Sheet
                                                                   December 31, 1999


                                                      NOARK       Ozark Gas                      NOARK      Ozark Gas     NOARK
(dollars in thousands)                               Pipeline    Transmission       AWP          Energy     Gathering    Pipeline
                                                     System LP       LLC            LLC       Services LLC     LLC     Finance LLC
                                                    -----------  ------------  -------------  ------------  ---------  -----------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $    3,492   $        22   $        -     $       -     $    -     $      -
  Accounts receivable - customers.................         139         2,254            -             400        365          -
  Accounts receivable - affiliates................         -          16,447            599           -        1,566          459
  Materials and supplies, at average cost.........         -             579            -             -          -            -
  Prepayments and other...........................         -              34            -             -          -          2,000
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total current assets..........................       3,631        19,336            599           400      1,931        2,459

OTHER PROPERTY AND INVESTMENTS, at cost...........     179,677           -              -             -          -            -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................         -         176,146          2,452           -        5,084          -
  Construction work in progress...................         -             376             58           -          571          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total property, plant and equipment...........         -         176,522          2,510           -        5,655          -
      Less accumulated depreciation...............         -          19,125            624           -          456          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
  Net property, plant and equipment...............         -         157,397          1,886           -        5,199          -

DEFERRED CHARGES..................................       2,090        10,758             20           845        -         75,000
                                                    -----------  ------------  -------------  ------------  ---------  -----------
TOTAL ASSETS......................................  $  185,398   $   187,491   $      2,505   $     1,245   $  7,130   $   77,459
                                                    ===========  ============  =============  ============  =========  ===========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $     (1,330)  $     2,184
  Accounts receivable - customers.................           -           3,158
  Accounts receivable - affiliates................       (17,970)        1,101
  Materials and supplies, at average cost.........           -             579
  Prepayments and other...........................        (2,000)           34
                                                    -------------  ------------
    Total current assets..........................       (21,300)        7,056

OTHER PROPERTY AND INVESTMENTS, at cost...........      (179,677)          -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................           -         183,682
  Construction work in progress...................           -           1,005
                                                    -------------  ------------
    Total property, plant and equipment...........           -         184,687
      Less accumulated depreciation...............           -          20,205
                                                    -------------  ------------
  Net property, plant and equipment...............           -         164,482

DEFERRED CHARGES..................................       (75,000)       13,713
                                                    -------------  ------------
TOTAL ASSETS......................................  $   (275,977)  $   185,251
                                                    =============  ============

Exhibit A


                                                                 NOARK Pipeline System LP
                                                               Consolidating Balance Sheet
                                                                 Ended December 31, 1999


                                                      NOARK       Ozark Gas                      NOARK      Ozark Gas     NOARK
(dollars in thousands)                               Pipeline    Transmission       AWP          Energy     Gathering    Pipeline
                                                     System LP       LLC            LLC       Services LLC     LLC     Finance LLC
                                                    -----------  ------------  -------------  ------------  ---------  -----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $    7,664   $       -     $        -      $    9,074    $ 2,259   $      -
  Accounts payable - other........................          10           736             78         4,172     (1,043)         -
  Accrued taxes...................................         -           1,063              1           -            7          -
  Accrued interest................................         459           -              -             -          -            458
  Long-term debt due within one year..............       2,000           -              -             -          -          2,000
  Other...........................................         428           -               31           951      1,328          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total current liabilities.....................      10,561         1,799            110        14,197      2,551        2,458

LONG-TERM DEBT....................................      75,000           -              -             -          -         75,000

OTHER LIABILITIES.................................         -             -              -              36        -            -

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................     107,516       170,521          1,994           -        2,018            1
  Retained earnings...............................      (7,679)       15,171            401       (12,988)     2,561          -
                                                    -----------  ------------  -------------  ------------  ---------  -----------
    Total stockholders' equity....................      99,837       185,692          2,395       (12,988)     4,579            1
                                                    -----------  ------------  -------------  ------------  ---------  -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $  185,398   $   187,491   $      2,505   $     1,245   $  7,130   $   77,459
                                                    ===========  ============  =============  ============  =========  ===========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $    (16,103)  $     2,894
  Accounts payable - other........................           -           3,953
  Accrued taxes...................................           -           1,071
  Accrued interest................................          (458)          459
  Long-term debt due within one year..............        (2,000)        2,000
  Other...........................................        (2,738)          -
                                                    -------------  ------------
    Total current liabilities.....................       (21,299)       10,377

LONG-TERM DEBT....................................       (75,000)       75,000

OTHER LIABILITIES.................................           -              36

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................      (174,533)      107,517
  Retained earnings...............................        (5,145)       (7,679)
                                                    -------------  ------------
    Total stockholders' equity....................      (179,678)       99,838
                                                    -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $   (275,977)  $   185,251
                                                    =============  ============

Exhibit A


                                                                   Transok Holding, LLC
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1999


                                                      Transok                     Transok       Transok        Transok
(dollars in thousands)                                Holding      Transok     Gas Gathering  Gas Processing     Gas
                                                        LLC          LLC            LLC            LLC           LLC
                                                    -----------  ------------  -------------  --------------  ---------
OPERATING REVENUES................................  $      -     $    47,383   $      7,995   $      74,125   $269,591

OPERATING EXPENSES:
  Gas purchased for resale........................         -           4,751            -            14,126    256,156
  Cost of Service.................................         -          18,274            -               -          -
  Other operation and maintenance.................         -           8,579          3,866          46,277      7,761
  Depreciation....................................         -           3,680          2,142           4,221        -
  Taxes other than income.........................         -           3,018            794           1,285        -
                                                    -----------  ------------  -------------  --------------  ---------
    Total operating expenses......................         -          38,302          6,802          65,909    263,917
                                                    -----------  ------------  -------------  --------------  ---------
OPERATING INCOME..................................         -           9,081          1,193           8,216      5,674

OTHER INCOME (EXPENSES):
  Interest charges................................         -         (16,878)        (1,194)         (3,571)      (675)
  Other, net......................................         -             763              1             -          -
  Income from subsidiaries........................       1,569         5,905            -               -          -
                                                    -----------  ------------  -------------  --------------  ---------
    Total other income (expenses).................       1,569       (10,210)        (1,193)         (3,571)      (675)
                                                    -----------  ------------  -------------  --------------  ---------
EARNINGS BEFORE INCOME TAXES......................       1,569        (1,129)           -             4,645      4,999

PROVISION (BENEFIT) FOR INCOME TAXES..............         -          (2,697)             1           1,805      1,932
                                                    -----------  ------------  -------------  --------------  ---------
NET INCOME (LOSS).................................  $    1,569   $     1,568   $         (1)  $       2,840   $  3,067
                                                    ===========  ============  =============  ==============  =========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
OPERATING REVENUES................................  $   (124,146)  $   274,948

OPERATING EXPENSES:
  Gas purchased for resale........................      (101,687)      173,346
  Cost of Service.................................       (18,274)          -
  Other operation and maintenance.................        (4,185)       62,298
  Depreciation....................................           -          10,043
  Taxes other than income.........................           -           5,097
                                                    -------------  ------------
    Total operating expenses......................      (124,146)      250,784
                                                    -------------  ------------
OPERATING INCOME..................................           -          24,164

OTHER INCOME (EXPENSES):
  Interest charges................................           -         (22,318)
  Other, net......................................           -             764
  Income from subsidiaries........................        (7,474)          -
                                                    -------------  ------------
    Total other income (expenses).................        (7,474)      (21,554)
                                                    -------------  ------------
EARNINGS BEFORE INCOME TAXES......................        (7,474)        2,610

PROVISION (BENEFIT) FOR INCOME TAXES..............           -           1,041
                                                    -------------  ------------
NET INCOME (LOSS).................................  $     (7,474)  $     1,569
                                                    =============  ============

Exhibit A


                                                                   Transok Holding, LLC
                                                       Consolidating Statement of Retained Earnings
                                                               Year Ended December 31, 1999

                                                      Transok                     Transok       Transok        Transok
(dollars in thousands)                                Holding      Transok     Gas Gathering  Gas Processing     Gas
                                                        LLC          LLC            LLC            LLC           LLC
                                                    -----------  ------------  -------------  --------------  ---------
BALANCE AT BEGINNING OF PERIOD....................  $      -     $       -     $        -     $         -     $    -

ADD - net income (loss)...........................       1,569         1,568             (1)          2,840      3,067
                                                    -----------  ------------  -------------  --------------  ---------
BALANCE AT END OF PERIOD..........................  $    1,569   $     1,568   $         (1)  $       2,840   $  3,067
                                                    ===========  ============  =============  ==============  =========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $        -     $       -

ADD - net income (loss)...........................        (7,474)        1,569
                                                    -------------  ------------
BALANCE AT END OF PERIOD..........................  $     (7,474)  $     1,569
                                                    =============  ============

Exhibit A


                                                                   Transok Holding, LLC
                                                               Consolidating Balance Sheet
                                                                     December 31, 1999


                                                      Transok                     Transok       Transok        Transok
(dollars in thousands)                                Holding      Transok     Gas Gathering  Gas Processing     Gas
                                                        LLC          LLC            LLC            LLC           LLC
                                                    -----------  ------------  -------------  --------------  ---------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $      -     $       -     $        -     $           2   $    -
  Accounts receivable - customers,
    less reserve of $462..........................         -          14,452            -                33     47,547
  Accounts receivable - affiliates................         -          11,518          5,398          13,001        -
  Accounts receivable - other.....................         -           1,144              4               2        -
  Fuel inventories, at LIFO cost..................         -             -              -               -       18,725
  Materials and supplies, at average cost.........         -           2,967            -               -          -
  Prepayments and other...........................         -             736             35              27      4,660
                                                    -----------  ------------  -------------  --------------  ---------
    Total current assets..........................         -          30,817          5,437          13,065     70,932

OTHER PROPERTY AND INVESTMENTS, at cost...........       1,569       319,466            -               -          -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................         -         404,562         85,676         213,031        -
  Construction work in progress...................         -           1,097          4,581           5,020        -
                                                    -----------  ------------  -------------  --------------  ---------
    Total property, plant and equipment...........         -         405,659         90,257         218,051        -
      Less accumulated depreciation...............         -           3,677          2,143           4,278        -
                                                    -----------  ------------  -------------  --------------  ---------
  Net property, plant and equipment...............         -         401,982         88,114         213,773        -

DEFERRED CHARGES..................................         -           7,418            -                76      6,713
                                                    -----------  ------------  -------------  --------------  ---------
TOTAL ASSETS......................................  $    1,569   $   759,683   $     93,551   $     226,914   $ 77,645
                                                    ===========  ============  =============  ==============  =========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $         (2)  $       -
  Accounts receivable - customers,
    less reserve of $462..........................           -          62,032
  Accounts receivable - affiliates................       (29,917)          -
  Accounts receivable - other.....................           -           1,150
  Fuel inventories, at LIFO cost..................           -          18,725
  Materials and supplies, at average cost.........           -           2,967
  Prepayments and other...........................           -           5,458
                                                    -------------  ------------
    Total current assets..........................       (29,919)       90,332

OTHER PROPERTY AND INVESTMENTS, at cost...........      (321,035)          -

PROPERTY, PLANT & EQUIPMENT:
  In service......................................           -         703,269
  Construction work in progress...................           -          10,698
                                                    -------------  ------------
    Total property, plant and equipment...........           -         713,967
      Less accumulated depreciation...............           -          10,098
                                                    -------------  ------------
  Net property, plant and equipment...............           -         703,869

DEFERRED CHARGES..................................           -          14,207
                                                    -------------  ------------
TOTAL ASSETS......................................  $   (350,954)  $   808,408
                                                    =============  ============

Exhibit A


                                                                   Transok Holding, LLC
                                                               Consolidating Balance Sheet
                                                                    December 31, 1999


                                                      Transok                     Transok       Transok        Transok
(dollars in thousands)                                Holding      Transok     Gas Gathering  Gas Processing     Gas
                                                        LLC          LLC            LLC            LLC           LLC
                                                    -----------  ------------  -------------  --------------  ---------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $      -     $   540,534   $         41   $         -     $  1,932
  Accounts payable - other........................         -           7,587              2           1,303     18,328
  Accrued taxes...................................         -           2,682            658             881        -
  Accrued interest................................         -           4,451            -               -          -
  Other...........................................         -          16,432         26,308           4,371      4,656
                                                    -----------  ------------  -------------  --------------  ---------
    Total current liabilities.....................         -         571,686         27,009           6,555     24,916

LONG-TERM DEBT....................................         -         173,000            -               -          -

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued pension and benefit obligation..........         -              53            -               -          -
  Accumulated deferred income taxes...............         -           8,875          5,358          14,806        -
  Other...........................................         -           4,500            -               -          -
                                                    -----------  ------------  -------------  --------------  ---------
    Total deferred credits and other liabilities..         -          13,428          5,358          14,806        -

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................         -               1         61,185         202,713     49,662
  Retained earnings...............................       1,569         1,568             (1)          2,840      3,067
                                                    -----------  ------------  -------------  --------------  ---------
    Total stockholders' equity....................       1,569         1,569         61,184         205,553     52,729
                                                    -----------  ------------  -------------  --------------  ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $    1,569   $   759,683   $     93,551   $     226,914   $ 77,645
                                                    ===========  ============  =============  ==============  =========



(dollars in thousands)                              Consolidating  Consolidated
                                                     Adjustments    Statements
                                                    -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $        -     $   542,507
  Accounts payable - other........................           -          27,220
  Accrued taxes...................................           -           4,221
  Accrued interest................................           -           4,451
  Other...........................................       (29,919)       21,848
                                                    -------------  ------------
    Total current liabilities.....................       (29,919)      600,247

LONG-TERM DEBT....................................           -         173,000

DEFERRED CREDITS AND OTHER LIABILITIES:
  Accrued Pension and benefit obligation..........           -              53
  Accumulated deferred income taxes...............           -          29,039
  Other...........................................           -           4,500
                                                    -------------  ------------
    Total deferred credits and other liabilities..           -          33,592

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................      (313,561)          -
  Retained earnings...............................        (7,474)        1,569
                                                    -------------  ------------
    Total stockholders' equity....................      (321,035)        1,569
                                                    -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $   (350,954)  $   808,408
                                                    =============  ============

Exhibit A


                                                                          Origen
                                                             Consolidating Statement of Income
                                                               Year Ended December 31, 1999


                                                                   OGE                                                 Origen
(dollars in thousands)                               Origen       Energy                             Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E       GT CO      Adjustments    Statements
                                                    ---------  ------------  ----------  ----------  -------------  ------------
OPERATING REVENUES................................  $    -     $       -     $       8   $      70   $        -     $        78

OPERATING EXPENSES:
  Other operation and maintenance.................       386           616         356       1,180            -           2,538
  Depreciation....................................       -             -            19           4            -              23
  Taxes other than income.........................       -              28         -           -              -              28
                                                    ---------  ------------  ----------  ----------  -------------  ------------
    Total operating expenses......................       386           644         375       1,184            -           2,589
                                                    ---------  ------------  ----------  ----------  -------------  ------------
OPERATING INCOME..................................      (386)         (644)       (367)     (1,114)           -          (2,511)

OTHER INCOME (EXPENSES):
  Interest charges................................       (89)         (110)         (2)        -              112           (89)
  Other, net......................................       277           -             2        (283)          (112)         (116)
  Income from subsidiaries........................    (1,546)          -           -           -            1,546           -
                                                    ---------  ------------  ----------  ----------  -------------  ------------
    Total other income (expenses).................    (1,358)         (110)        -          (283)         1,546          (205)
                                                    ---------  ------------  ----------  ----------  -------------  ------------
EARNINGS BEFORE INCOME TAXES......................    (1,744)         (754)       (367)     (1,397)         1,546        (2,716)

BENEFIT FOR INCOME TAXES..........................      (114)         (290)       (142)       (540)           -          (1,086)
                                                    ---------  ------------  ----------  ----------  -------------  ------------
NET INCOME (LOSS).................................  $ (1,630)  $      (464)  $    (225)  $    (857)  $      1,546   $    (1,630)
                                                    =========  ============  ==========  ==========  =============  ============

Exhibit A


                                                                         Origen
                                                        Consolidating Statement of Retained Earnings
                                                               Year Ended December 31, 1999


                                                                   OGE                                                 Origen
(dollars in thousands)                               Origen       Energy                             Consolidating  Consolidated
                                                      Inc.     Technologies     GD&E       GT CO      Adjustments    Statements
                                                    ---------  ------------  ----------  ----------  -------------  ------------
BALANCE AT BEGINNING OF PERIOD....................  $ (1,914)  $    (1,537)  $    (914)  $     -     $      2,451   $    (1,914)

ADD - net income (loss)...........................    (1,630)         (464)       (225)       (857)         1,546        (1,630)

OTHER CHARGES TO RETAINED EARNINGS................        18           -         1,139         857         (1,996)           18
                                                    ---------  ------------  ----------  ----------  -------------  ------------
BALANCE AT END OF PERIOD..........................  $ (3,526)  $    (2,001)  $     -     $     -     $      2,001   $    (3,526)
                                                    =========  ============  ==========  ==========  =============  ============

Exhibit A


                                                                         Origen
                                                               Consolidating Balance Sheet
                                                                    December 31, 1999


                                                                   OGE                         Origen
(dollars in thousands)                               Origen       Energy     Consolidating  Consolidated
                                                      Inc.     Technologies   Adjustments    Statements
                                                    ---------  ------------  -------------  ------------
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents.......................  $     51   $       -     $        -     $        51
  Accounts receivable - affiliates................     3,243           -           (3,243)          -
  Accounts receivable - other.....................        44           -              -              44
                                                    ---------  ------------  -------------  ------------
    Total current assets..........................     3,338           -           (3,243)           95

OTHER PROPERTY AND INVESTMENTS, at cost...........       577           -            2,000         2,577
                                                    ---------  ------------  -------------  ------------
TOTAL ASSETS......................................  $  3,915   $       -     $     (1,243)  $     2,672
                                                    =========  ============  =============  ============

Exhibit A


                                                                         Origen
                                                               Consolidating Balance Sheet
                                                                    December 31, 1999


                                                                   OGE                         Origen
(dollars in thousands)                               Origen       Energy     Consolidating  Consolidated
                                                      Inc.     Technologies   Adjustments    Statements
                                                    ---------  ------------  -------------  ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - affiliates...................  $  2,442   $     1,986   $     (3,243)  $     1,185
  Other...........................................        70            14            -              84
                                                    ---------  ------------  -------------  ------------
    Total current liabilities.....................     2,512         2,000         (3,243)        1,269

ACCUMULATED DEFERRED INCOME TAXES.................       (72)          -              -             (72)

STOCKHOLDERS' EQUITY:
  Common stockholders' equity.....................     5,001             1             (1)        5,001
  Retained earnings...............................    (3,526)       (2,001)         2,001        (3,526)
                                                    ---------  ------------  -------------  ------------
    Total stockholders' equity....................     1,475        (2,000)         2,000         1,475
                                                    ---------  ------------  -------------  ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY........  $  3,915   $       -     $     (1,243)  $     2,672
                                                    =========  ============  =============  ============